AUBURN NATIONAL

BANCORPORATION,

INC AND SUBSIDIARIES
EXHIBIT 32.2
CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Auburn National Bancorporation,

Inc. (the “Company”) on Form 10-Q for the
period ending March 31, 2024, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”),
I, W.

James Walker,

IV,

Senior Vice President and Chief Financial

Officer of the Company,

certify, pursuant to 18 U.S.C.
§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a)

or 15(d) of the Securities Exchange Act
of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and
results of operations of the Company.

Date:

May 8, 2024

/s/ W.

James Walker,

IV
W.

James Walker,

IV
Senior Vice President and Chief Financial

Officer